Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Fourth Quarter and Full Fiscal 2023 Financial Results

•	Q4 Net Sales of $144.8 Million

•	Q4 Gross Margin of 29.0%; Non-GAAP Gross Margin of 29.4%

•	Q4 EPS of $0.28/Share; Q4 Adjusted EPS of $0.32/Share

•	Q4 Adjusted EBITDAS Margin of 20.9%

•	Board of Directors Authorized 20% Increase in Quarterly Dividend

SPRINGFIELD, Mass., June 22, 2023 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the fourth quarter and full fiscal year 2023, ended April 30, 2023.

Fourth Quarter Fiscal 2023 Financial Highlights

•	Net sales were $144.8 million, a decrease of $36.5 million, or 20.1%, from the comparable quarter last year.

•	Gross margin was 29.0% compared with 39.8% in the comparable quarter last year.

•	GAAP net income was $12.8 million, or $0.28 per diluted share, compared with $36.1 million, or $0.79 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $14.6 million, or $0.32 per diluted share, compared with $37.6 million, or $0.82 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the Relocation, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $30.3 million, or 20.9% of net sales, compared with $57.7 million, or 31.8% of net sales, for the comparable quarter last year.

Full Year Fiscal 2023 Financial Highlights

•	Net sales were $479.2 million compared with $864.1 million for the prior year, a decrease of 44.5%.

•	Gross margin was 32.2% versus 43.3% for the prior year.

•	GAAP net income was $36.9 million, or $0.80 per diluted share, compared with $194.5 million, or $4.08 per diluted share, for the prior year.

•	Non-GAAP net income was $43.3 million, or $0.94 per diluted share, compared with $202.8 million, or $4.25 per diluted share, for the prior year.

•	Non-GAAP Adjusted EBITDAS was $95.2 million, or 19.9% of net sales, compared with $299.6 million, or 34.7% of net sales, for the prior year.

Mark Smith, President and Chief Executive Officer, commented, “Fiscal 2023 ended with a very solid fourth quarter as the headwinds we faced from elevated channel inventory throughout the first half of the fiscal year abated. Focused consumer promotions in the second half were successful in driving retail and distributor inventories down significantly and we are now at or below targeted levels with every major customer. And most importantly, our retail market share data indicates that we’ve maintained our leadership position at the sales counter with the firearm consumer. Combined with lower inventory levels, this points to continued success throughout fiscal 2024.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “We were pleased that inventory in our distribution channel continued to decline from January, resulting in five consecutive quarters of inventory reductions in the channel. For fiscal 2024, we expect consumer demand to resemble demand in fiscal 2023; however, we anticipate an increase in our shipments given the significant decline in inventory in the distribution channel that we experienced during the first half of last fiscal year. With the relocation nearing the final phase, our board of directors has authorized a $0.12 per share quarterly dividend, which will be paid to stockholders of record on July 13, 2023 with payment to be made on July 27, 2023.”

Conference Call and Webcast

The company will host a conference call and webcast on June 22, 2023 to discuss its fourth quarter and full fiscal 2023 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone should click “here” to pre-register for the conference call and obtain your dial-in number and unique PIN number. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) COVID-19 expenses, (vi) transition costs, (vii) amortization of acquired intangible assets, (viii) spin related stock-based compensation, (ix) relocation expense, and (x) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that retail market share data indicating that (i) the combination of us maintaining our leadership position at the sales counter with the firearm consumer and lower inventory levels points to continued success throughout fiscal 2024 and (ii) for fiscal 2024, we expect consumer demand to resemble demand in fiscal 2023; however, we anticipate an increase in our shipments given the significant decline in inventory in the distribution channel that we experienced during the first half of last fiscal year. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the Relocation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of:
	April 30, 2023	April 30, 2022

	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$53,556	$120,728
Accounts receivable, net of allowances for credit losses of $23 on April 30, 2023 and $36 on April 30, 2022	55,153	62,695
Inventories	177,118	136,660
Prepaid expenses and other current assets	4,917	5,569
Income tax receivable	1,176	1,945

Total current assets	291,920	327,597

Property, plant, and equipment, net	210,330	135,591
Intangibles, net	3,588	3,608
Goodwill	19,024	19,024
Deferred income taxes	8,085	1,221
Other assets	8,347	10,435

Total assets	$541,294	$497,476

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$36,795	$30,042
Accrued expenses and deferred revenue	20,149	23,482
Accrued payroll and incentives	18,565	17,371
Accrued income taxes	1,831	2,673
Accrued profit sharing	8,203	13,543
Accrued warranty	1,670	1,838

Total current liabilities	87,213	88,949
Notes and loans payable, net of current portion	24,790	—
Finance lease payable, net of current portion	36,961	37,628
Other non-current liabilities	7,707	10,384

Total liabilities	156,671	136,962

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 75,029,300 issued and 45,988,930 shares outstanding on April 30, 2023 and 74,641,439 shares issued and 45,601,069 shares outstanding on April 30, 2022	75	75
Additional paid-in capital	283,666	278,101
Retained earnings	523,184	504,640
Accumulated other comprehensive income	73	73
Treasury stock, at cost (29,040,370 shares on April 30, 2023 and April 30, 2022)	(422,375)	(422,375)

Total stockholders’ equity	384,623	360,514

Total liabilities and stockholders’ equity	$541,294	$497,476

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended April 30,		For the Years Ended April 30,

	2023	2022	2023	2022

	(In thousands, except per share data)
Net sales	$144,777	$181,299	$479,242	$864,126
Cost of sales	102,815	109,072	324,705	489,562

Gross profit	41,962	72,227	154,537	374,564

Operating expenses:
Research and development	1,875	1,994	7,550	7,262
Selling, marketing, and distribution	9,522	9,581	36,976	43,156
General and administrative	12,738	14,000	61,604	72,493

Total operating expenses	24,135	25,575	106,130	122,911

Operating income	17,827	46,652	48,407	251,653

Other income/(expense), net:
Other income/(expense), net	(2,154)	624	150	2,868
Interest expense, net	1,030	(531)	(331)	(2,135)

Total other income/(expense), net	(1,124)	93	(181)	733

Income from operations before income taxes	16,703	46,745	48,226	252,386
Income tax expense	3,867	10,610	11,350	57,892

Net income	$12,836	$36,135	$36,876	$194,494

Net income per share:
Basic - net income	$0.28	$0.79	$0.80	$4.12

Diluted - net income	$0.28	$0.79	$0.80	$4.08

Weighted average number of common shares outstanding:
Basic	45,929	45,547	45,844	47,227
Diluted	46,283	45,937	46,170	47,728

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended
	April 30, 2023	April 30, 2022

	(In thousands)
Cash flows from operating activities:
Income from continuing operations	$36,876	$194,494
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,436	30,073
(Gain)/loss on sale/disposition of assets	(55)	625
Provision for (recoveries)/losses on notes and accounts receivable	(27)	689
Impairment of long-lived tangible assets	—	86
Deferred income taxes	(6,864)	(2,125)
Stock-based compensation expense	5,102	4,536
Changes in operating assets and liabilities:
Accounts receivable	7,569	4,058
Inventories	(40,458)	(58,183)
Prepaid expenses and other current assets	653	2,839
Income taxes	(74)	480
Accounts payable	(8,606)	(26,957)
Accrued payroll and incentives	1,194	(10)
Accrued profit sharing	(5,340)	(902)
Accrued expenses and deferred revenue	(3,618)	(9,725)
Accrued warranty	(168)	(361)
Other assets	1,789	2,561
Other non-current liabilities	(2,677)	(4,364)

Net cash provided by operating activities	16,732	137,814

Cash flows from investing activities:
Payments to acquire patents and software	(334)	(283)
Proceeds from sale of property and equipment	118	139
Payments to acquire property and equipment	(89,565)	(23,972)

Net cash used in investing activities	(89,781)	(24,116)

Cash flows from financing activities:
Proceeds from loans and notes payable	25,000	—
Payments on finance lease obligation	(1,253)	(1,087)
Payments on notes and loans payable	—	—
Payments to acquire treasury stock	—	(90,000)
Dividend distribution	(18,333)	(15,035)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	1,528	1,719
Payment of employee withholding tax related to restricted stock units	(1,065)	(1,584)

Net cash provided by/(used in) financing activities	5,877	(105,987)

Net decrease in cash and cash equivalents	(67,172)	7,711
Cash and cash equivalents, beginning of period	120,728	113,017

Cash and cash equivalents, end of period	$53,556	$120,728

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$2,148	$2,219
Income taxes	$18,208	$59,183

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Year Ended
	April 30, 2023		April 30, 2022		April 30, 2023		April 30, 2022
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$41,962	29.0%	$72,227	39.8%	$154,537	32.2%	$374,564	43.3%
Relocation expenses	640	0.4%	1,031	0.6%	3,923	0.8%	3,361	0.4%
COVID-19	—	—	1	0.0%	—	—	33	0.0%

Non-GAAP gross profit	$42,602	29.4%	$73,259	40.4%	$158,460	33.1%	$377,958	43.7%

GAAP operating expenses	$24,135	16.7%	$25,575	14.1%	$106,130	22.1%	$122,911	14.2%
Amortization of acquired intangible assets	—	—	(71)	0.0%	—	—	(285)	0.0%
Transition costs	—	—	—	—	—	—	80	0.0%
COVID-19	—	—	(71)	0.0%	—	—	(207)	0.0%
Spin related stock-based compensation	(27)	0.0%	(43)	0.0%	(106)	0.0%	(147)	0.0%
Relocation expenses	(1,687)	-1.2%	(685)	-0.4%	(4,338)	-0.9%	(6,884)	-0.8%

Non-GAAP operating expenses	$22,421	15.5%	$24,705	13.6%	$101,686	21.2%	$115,468	13.4%

GAAP operating income	$17,827	12.3%	$46,652	25.7%	$48,407	10.1%	$251,653	29.1%
Amortization of acquired intangible assets	—	—	71	0.0%	—	—	285	0.0%
Transition costs	—	—	—	—	—	—	(80)	0.0%
COVID-19	—	—	72	0.0%	—	—	240	0.0%
Spin related stock-based compensation	27	0.0%	43	0.0%	106	0.0%	147	0.0%
Relocation expenses	2,327	1.6%	1,716	0.9%	8,261	1.7%	10,245	1.2%

Non-GAAP operating income	$20,181	13.9%	$48,554	26.8%	$56,774	11.8%	$262,490	30.4%

GAAP net income	$12,836	8.9%	$36,135	19.9%	$36,876	7.7%	$194,494	22.5%
Amortization of acquired intangible assets	—	—	71	0%	—	—	285	0.0%
Transition costs	—	—	—	—	—	—	(80)	0.0%
COVID-19	—	—	72	0.0%	—	—	240	0.0%
Spin related stock-based compensation	27	0.0%	43	0.0%	106	0.0%	147	0.0%
Relocation expenses	2,327	1.6%	1,716	0.9%	8,261	1.7%	10,245	1.2%
Tax effect of non-GAAP adjustments	(545)	-0.4%	(432)	-0.2%	(1,970)	-0.4%	(2,486)	-0.3%

Non-GAAP net income	$14,645	10.1%	$37,605	20.7%	$43,273	9.0%	$202,845	23.5%

GAAP net income per share - diluted	$0.28		$0.79		$0.80		$4.08
Amortization of acquired intangible assets	—		—		—		0.01
COVID-19	—		—		—		0.01
Relocation expenses	0.05		0.04		0.18		0.21
Tax effect of non-GAAP adjustments	(0.01)		(0.01)		(0.04)		(0.05)

Non-GAAP net income per share - diluted	$0.32		$0.82		$0.94		$4.25 (a)

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Year Ended
	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022
GAAP net income	$12,836	$36,135	$36,876	$194,494
Interest expense	446	570	2,253	2,310
Income tax expense	3,867	10,610	11,350	57,892
Depreciation and amortization	9,552	7,636	31,347	29,982
Stock-based compensation expense	1,244	972	5,103	4,536
COVID-19	—	72	—	240
Transition costs	—	—	—	(80)
Relocation expense	2,327	1,716	8,261	10,245

Non-GAAP Adjusted EBITDAS	$30,272	$57,711	$95,190	$299,619

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Year Ended
	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022
Net cash provided by operating activities	$37,980	$25,539	$16,732	$137,814
Net cash used in investing activities	(25,029)	(8,905)	(89,781)	(24,116)

Free cash flow	$12,951	$16,634	$(73,049)	$113,698